                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 17, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                     001-13403                 84-1032638
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri       64116
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         (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code    (816) 584-5000
                                                       -------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On October 17, 2005, Mr. Horst Schroeder resigned his position as Chairman of the Board of Directors of American Italian Pasta Company (the "Company"). He
remains a member of the Board of Directors. It is expected that Mr. Schroeder will continue to receive the base compensation called for under the agreements between him and the Company through September 30, 2006. Certain other elements of the financial arrangements with Mr. Schroeder are continuing to be discussed with him.

       Mr. William Patterson, a current member of the Board of Directors, has been elected as the Chairman of the Board of Directors. Mr. Patterson will continue to serve as the Chairman of the Audit Committee of the Board of
Directors.

       The Company issued a press release on October 19, 2005 announcing Mr.
Schroeder's resignation and Mr. Patterson's election. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

       The Board of Directors of the Company adopted an Amendment to the By-Laws of the Company effective October 18, 2005.

     The Amendment added a new Section 16 to Article III - Board of Directors, which describes the duties of the Chairman of the Board, if one is elected.
Article V - Officers and Agents, was amended by (1) deleting the reference to the Chairman of the Board as an officer of the Company in Sections 1 and 3, (2)
deleting Section 4 in its entirety, which described the duties of the Chairman of the Board as an officer of the Company, (3) deleting the reference in Section
5 to the supervisory powers of the Chairman of the Board over the Chief
Executive Officer, (4) renumbering Sections 5 through 11 and (5) deleting the reference to the Chairman of the Board in Section 10.

       A copy of the Amendment to the By-Laws is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

          (c)  Exhibits.

          3.1  Amendment to Bylaws.

          99.1 Press release dated October 19, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 21, 2005           AMERICAN ITALIAN PASTA COMPANY

                                         By:  /s/ George D. Shadid
                                            ---------------------------------
                                                  George D. Shadid
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

     3.1                   Amendment to Bylaws.

    99.1                   Press release dated October 19, 2005.